                                                                      EXHIBIT 99


PRESS RELEASE                            Source: First Acceptance Corporation
                                         Contact: Chuck Hamilton (615) 844-2811

FIRST ACCEPTANCE CORPORATION REPORTS FOURTH QUARTER AND FISCAL YEAR 2005 FINANCIAL RESULTS

NASHVILLE, TN, September 12, 2005 /PRNewswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the fourth quarter and fiscal year ended June 30, 2005.

ACTUAL RESULTS

         Net income for the three months ended June 30, 2005 was $13.2 million, or $0.27 per share on a fully-diluted basis, compared to a net loss of $6.1 million, or $0.16 per share on a fully-diluted basis, for the same period of fiscal 2004. The 2005 period includes an income tax benefit of $10.6 million from a decrease in the valuation allowance for the Company's deferred tax asset. Such decrease was a result of taxable income for the year ended June 30, 2005 exceeding the estimate used by management in establishing the valuation allowance at June 30, 2004 in addition to a revision in management's estimate of future taxable income based on the results for the most recent fiscal year. The 2004 period includes expenses of $3.3 million in severance costs and $7.6 million in stock-based compensation to terminated employees as a result of the April 30, 2004 acquisition of USAuto. Total weighted average diluted shares increased from 38.2 million to 49.4 million over the same period as a result of the effect of the additional shares issued in the April 2004 rights offering and the USAuto acquisition.

         Net income for the year ended June 30, 2005 was $26.2 million, or $0.53 per share on a fully-diluted basis, compared to a net loss of $3.8 million, or $0.15 per share on a fully-diluted basis, for fiscal 2004. Total revenues grew to $166.8 million for the year ended June 30, 2005 from $23.2 million for fiscal 2004 as a result of the inclusion of USAuto's non-standard automobile insurance operations for the full year in fiscal 2005 as opposed to only two months in fiscal 2004. Total weighted average diluted shares increased from 25.0 million to 49.0 million over the same period as a result of the effect of the shares issued in the rights offering and the USAuto acquisition.

         The $10.6 million tax benefit related to the decrease in the valuation allowance for the Company's deferred tax asset accounted for net income per share on a fully-diluted basis of $0.21 and $0.22, respectively, for the three months and year ended June 30, 2005. Income before income taxes for the year was $24.0 million versus a loss before income taxes of $6.0 million for fiscal 2004 and for the three months ended June 30, 2005, was $4.0 million versus a loss before income taxes of $8.3 million for the same period of fiscal 2004. Both 2004 periods included the $3.3 million in severance costs and the $7.6 million in stock-based compensation referred to above.

         There were no gains on sales of foreclosed real estate in either the three months ended June 30, 2005 or 2004. Net income for the year ended June 30, 2005 included $0.5 million (net of tax), or $0.01 per share on a fully-diluted basis, from gains on sales of foreclosed real estate, while the year ended June 30, 2004 included $2.7 million (net of tax), or $0.11 per share on a fully-diluted basis, from gains on sales of foreclosed real estate.

PRO FORMA RESULTS - PRIOR PERIODS

         On a pro forma basis, which assumes that the acquisition of USAuto took place on July 1, 2003, for the three months ended June 30, 2004, net income was $3.8 million and, on a fully-diluted basis, net income per share was $0.08. On a pro-forma basis, income before income taxes for the three months ended June 30, 2004 was $5.8 million.

         On a pro forma basis for the year ended June 30, 2004, total revenues were $100.3 million, net income was $11.6 million and, on a fully-diluted basis, net income per share was $0.24. Pro forma net income for the year ended June 30, 2004 included gains on sales of foreclosed real estate of $2.7 million (net of tax), or $0.06 per share on a fully-diluted basis. On a pro-forma basis, income before income taxes for the year ended June 30, 2004 was $18.6 million.

INSURANCE OPERATIONS

o KEY RATIOS - The Company's loss ratios were 68.8% and 66.1%, respectively, for the three months and year ended June 30, 2005, as compared with 54.4% and 63.4%, respectively, for the same periods last year on a pro forma basis. Similarly, the Company's combined ratios were 90.8% and 83.8%, respectively, compared with 68.4% and 79.2% for the same periods. The loss ratio for the three months ended June 30, 2005 increased primarily as a result of loss reserve strengthening in the quarter due to higher bodily injury costs experienced over the past six months in Georgia. This compares to a favorable development in loss reserves for prior periods that was recognized in the pro forma results for the three months ended June 30, 2004. The expense ratio for the three months ended June 30, 2005 increased primarily as a result of costs incurred in adding additional retail locations.

o OFFICE EXPANSION - During the three months ended June 30, 2005, the Company added 84 additional offices, compared to 31 offices added during the three months ended March 31, 2005 and 13 offices added during the three months ended June 30, 2004 by USAuto. Of the stores added during the three months ended June 30, 2005, 56 stores were added in Texas where the Company commenced operations effective January 1, 2005 with the acquisition of 15 offices. As of September 1, 2005, the Company leased 334 retail offices in 11 states.

o PREMIUM GROWTH - Comparing the actual results for the three months and year ended June 30, 2005 to the pro forma results for the same periods last year, net premiums earned increased by 137% and 129%, respectively. This increase is primarily the result of non-renewing our 50% quota share reinsurance on September 1, 2004. The increase was also driven by increasing the percentage of reinsurance assumed on business written in Alabama from 15% to 50% effective February 2004, and to 100% effective February 2005. In addition to these factors, the number of insured policies in force serviced by the Company at June 30, 2005 increased 31% over the number of policies in force at June 30, 2004. Total gross premiums earned (before the effects of reinsurance) for all business serviced by the

     Company increased 17% to $149.9 million for the year ended June 30, 2005 from $127.9 million on a pro-forma basis for the year ended June 30, 2004.

o ALABAMA - The Company is now licensed in Alabama and, starting in May 2005, began writing all new business there on a direct basis. As a result, in Alabama, we no longer incur the contractual costs associated with writing business through another insurance company.

REAL ESTATE OPERATIONS

         The Company has six parcels of land remaining to be sold in the San Antonio area with a book value of $1.0 million at June 30, 2005. There was no real estate sales activity during the most recent quarter.

CASH AND INVESTED ASSETS

         During the three months ended June 30, 2005, the Company contributed $2.0 million to the statutory capital and surplus of its two insurance company subsidiaries, USAuto Insurance Company Inc. and Village Auto Insurance Company Inc., to support additional premium writings. At June 30, 2005, the Company held unrestricted cash and investments of $11.2 million that is available for general corporate purposes and to provide support for increased premium writings of the insurance operations.

ABOUT FIRST ACCEPTANCE CORPORATION

         First Acceptance Corporation began its operations as Liberte Investors, Inc. in 1986. Its insurance subsidiary, USAuto, which began operations in 1995, provides non-standard private passenger automobile insurance, primarily through employee-agents. As of September 1, 2005, the Company leased 334 retail offices in 11 states. The Company's insurance company subsidiaries are licensed to do business in 24 states.

         This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by important factors, including, among others, the factors set forth in the Company's Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                             Actual                                   Pro forma(2)
                                         -------------------------------------------------      -----------------------
                                                                                                Three Months
                                          Three Months Ended               Year Ended              Ended     Year Ended
                                                June 30,                    June 30,              June 30,    June 30,
                                         ----------------------      -----------------------    ------------ ----------
                                           2005        2004(1)         2005         2004(1)         2004        2004
                                         --------      --------      ---------      --------      -------     --------
REVENUES:
   Premiums earned                       $ 41,613      $ 11,728      $ 132,347      $ 11,728      $17,541     $ 57,716
   Commissions and fees                     7,868         4,401         27,151         4,401        6,639       26,275
   Ceding commissions from
     reinsurer(3)                            (628)        1,925          2,975         1,925        2,872       10,674
   Gains on sales of foreclosed real
     estate                                    --            --            755         4,147           --        4,147
   Investment income                          898           338          3,353           958          341        1,431
   Other gains (losses)                        22            (6)           214            (6)          52           80
                                         --------      --------      ---------      --------      -------     --------
     Total revenues                        49,773        18,386        166,795        23,153       27,445      100,323
                                         --------      --------      ---------      --------      -------     --------

EXPENSES:
   Losses and loss adjustment
     expenses                              28,616         7,167         87,493         7,167        9,535       36,616
   Insurance operating expenses            15,806         7,194         49,921         7,194       10,935       41,142
   Other operating expenses                   792         4,111          2,775         6,235          711        2,278
   Stock-based compensation                    95         7,560            332         7,850           --           --
   Depreciation and amortization              322           615          1,920           648          377        1,366
   Interest expense                           144            44            351            44           69          318
                                         --------      --------      ---------      --------      -------     --------
     Total expenses                        45,775        26,691        142,792        29,138       21,627       81,720
                                         --------      --------      ---------      --------      -------     --------

Income (loss) before income taxes           3,998        (8,305)        24,003        (5,985)       5,818       18,603
Income tax (benefit) expense(4)            (9,203)       (2,189)        (2,153)       (2,189)       2,036        6,983
                                         --------      --------      ---------      --------      -------     --------
Net income (loss)                        $ 13,201      $ (6,116)     $  26,156      $ (3,796)     $ 3,782     $ 11,620
                                         ========      ========      =========      ========      =======     ========

Basic net income (loss) per share        $   0.28      $  (0.16)     $    0.56      $  (0.15)     $  0.08     $   0.25

Diluted net income (loss) per share      $   0.27      $  (0.16)     $    0.53      $  (0.15)     $  0.08     $   0.24

Weighted average basic shares              47,444        38,190         47,055        24,965       46,423       46,405

Weighted average diluted shares            49,378        38,190         48,989        24,965       47,897       47,883

-----------------

(1) Actual results reflect USAuto's insurance operations since the date of acquisition (April 30, 2004).

(2) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(3) The reduction in ceding commissions from reinsurer for the three months ended June 30, 2005 was the result of a re-estimation based upon loss experience.

(4) The three months and year ended June 30, 2005 include a $10,594 decrease in the valuation allowance for the deferred tax asset.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - BY BUSINESS SEGMENT
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                             Actual                             Pro forma(2)
                                     -------------------------------------------------    -----------------------
                                                                                          Three Months
INSURANCE OPERATIONS                     Three Months Ended            Year Ended            Ended     Year Ended
                                              June 30,                  June 30,            June 30,    June 30,
                                     ----------------------      ---------------------    ------------ ----------
                                       2005         2004(1)        2005        2004(1)       2004         2004
                                     --------      --------      --------     --------      -------     -------
REVENUES:
   Premiums earned                   $ 41,613      $ 11,728      $132,347     $ 11,728      $17,541     $57,716
   Commissions and fees                 7,868         4,401        27,151        4,401        6,639      26,275
   Ceding commissions from
     reinsurer(4)                        (628)        1,925         2,975        1,925        2,872      10,674
   Investment income                      756           180         2,287          180          271       1,007
   Other gains (losses)                    22            (6)          214           (6)          52          80
                                     --------      --------      --------     --------      -------     -------
     Total revenues                    49,631        18,228       164,974       18,228       27,375      95,752
                                     --------      --------      --------     --------      -------     -------

EXPENSES:
   Losses and loss adjustment
     expenses                          28,616         7,167        87,493        7,167        9,535      36,616
   Operating expenses                  15,806         7,194        49,921        7,194       10,935      41,142
   Depreciation and amortization          322           608         1,920          608          377       1,366
                                     --------      --------      --------     --------      -------     -------
     Total expenses                    44,744        14,969       139,334       14,969       20,847      79,124
                                     --------      --------      --------     --------      -------     -------

Income before income taxes           $  4,887      $  3,259      $ 25,640     $  3,259      $ 6,528     $16,628
                                     ========      ========      ========     ========      =======     =======


                                                             Actual                           Pro forma (2)
                                      ------------------------------------------------  ------------------------
                                                                                        Three Months
                                        Three Months Ended             Year Ended          Ended      Year Ended
REAL ESTATE AND CORPORATE(3)                 June 30,                   June 30,          June 30,     June 30,
                                      ---------------------      ---------------------  ------------  ----------
                                       2005          2004         2005          2004        2004        2004
                                      -------      --------      -------      --------      -----      ------
REVENUES:
   Gains on sales of foreclosed
   real estate                        $    --      $     --      $   755      $  4,147      $  --      $4,147
   Investment income                      142           158        1,066           778         70         424
                                      -------      --------      -------      --------      -----      ------
     Total revenues                       142           158        1,821         4,925         70       4,571
                                      -------      --------      -------      --------      -----      ------
EXPENSES:
   Operating expenses                     792         4,111        2,775         6,235        711       2,278
   Stock-based compensation                95         7,560          332         7,850         --          --
   Depreciation                            --             7           --            40         --          --
   Interest expense                       144            44          351            44         69         318
                                      -------      --------      -------      --------      -----      ------
     Total expenses                     1,031        11,722        3,458        14,169        780       2,596
                                      -------      --------      -------      --------      -----      ------


(Loss) income before income taxes     $  (889)     $(11,564)     $(1,637)     $ (9,244)     $(710)     $1,975
                                      =======      ========      =======      ========      =====      ======

-----------------------

(1) Actual results reflect USAuto's insurance operations since the date of acquisition (April 30, 2004).

(2) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(3) Includes activities related to acquiring an operating company and disposing of foreclosed real estate held for sale in addition to interest expense associated with all debt and the costs associated with being a public company.

(4) The reduction in ceding commissions from reinsurer for the three months ended June 30, 2005 was the result of a re-estimation based upon loss experience.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                       June 30,
                                                ---------------------
                                                  2005         2004
                                                --------     --------
ASSETS
Fixed maturities, available-for-sale, at
  market value                                  $ 74,840     $ 33,243
Investment in mutual fund, at market value        10,920           --
Cash and cash equivalents                         24,762       38,352
Premiums and fees receivable                      42,908       32,076
Reinsurance receivables                            4,490       24,681
Deferred tax asset                                48,106       45,493
Other assets                                      11,031        7,800
Foreclosed real estate held for sale                 961        1,108
Goodwill and identifiable intangible assets      112,704      102,914
                                                --------     --------
TOTAL                                           $330,722     $285,667
                                                ========     ========


LIABILITIES AND SHAREHOLDERS' EQUITY
Total policy liabilities                          90,649       63,867
Amounts due to reinsurers and insurance
  companies                                          935       13,750
Note payable to financial institution                 --        4,000
Other liabilities                                 10,809        9,824
                                                --------     --------
     Total liabilities                           102,393       91,441
Total stockholders' equity                       228,329      194,226
                                                --------     --------
TOTAL                                           $330,722     $285,667
                                                ========     ========

Book value per share                            $   4.81     $   4.17

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                                SUPPLEMENTAL DATA
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

GROSS PREMIUMS EARNED BY STATE
                                                               Actual                            Pro forma(2)
                                        ------------------------------------------------   --------------------------
                                                                                           Three Months
                                         Three Months Ended              Year Ended           Ended        Year Ended
                                              June 30,                    June 30,           June 30,        June 30,
                                        ---------------------      ---------------------   ------------    ----------
                                         2005         2004(1)        2005        2004(1)       2004          2004
                                        -------      --------      --------      -------      -------      --------
Insurance company subsidiaries:
    Georgia                             $17,522      $ 10,582      $ 67,442      $10,582      $15,682      $ 53,878
    Tennessee                             6,710         4,460        26,205        4,460        6,710        25,387
    Ohio                                  3,339         1,250        10,703        1,250        1,854         5,789
    Alabama                               1,383            --         1,383           --           --            --
    Mississippi                           1,247           680         4,431          680        1,034         3,822
    Missouri                              1,239           587         4,193          587          892         3,125
    Florida                                 994            --         1,181           --           --            --
    Indiana                                 941            23         2,032           23           25            25
    Illinois                                 65            --           112           --           --            --
    Pennsylvania                             24            --            24           --           --            --
                                        -------      --------      --------      -------      -------      --------
                                         33,464        17,582       117,706       17,582       26,197        92,026
                                        -------      --------      --------      -------      -------      --------
MGA subsidiaries:
    Alabama                               5,743         4,331        25,227        4,331        6,496        24,219
    Texas                                 2,408            --         4,569           --           --            --
    Georgia                                 307           837         2,364          837        1,374        11,618
                                        -------      --------      --------      -------      -------      --------
                                          8,458         5,168        32,160        5,168        7,870        35,837
                                        -------      --------      --------      -------      -------      --------

       Total gross premiums earned      $41,922      $ 22,750      $149,866      $22,750      $34,067      $127,863
                                        =======      ========      ========      =======      =======      ========


NET PREMIUMS EARNED BY STATE
                                                         Actual                               Pro forma(2)
                                    -----------------------------------------------    ------------------------
                                                                                       Three Months
                                     Three Months Ended              Year Ended           Ended      Year Ended
                                          June 30,                    June 30,           June 30,     June 30,
                                    --------------------      ---------------------    ------------  ----------
                                     2005        2004(1)        2005        2004(1)       2004         2004
                                    -------      -------      --------      -------      -------      -------
    Georgia                         $17,826      $ 5,828      $ 63,281      $ 5,828      $ 8,683      $29,802
    Alabama                           6,821        2,247        18,862        2,247        3,391        8,057
    Tennessee                         6,713        2,300        24,145        2,300        3,443       13,115
    Ohio                              3,339          650        10,076          650          963        3,013
    Texas                             2,405           --         4,566           --           --           --
    Mississippi                       1,246          371         4,151          371          567        2,083
    Missouri                          1,239          309         3,918          309          469        1,620
    Florida                             998           --         1,185           --           --           --
    Indiana                             939           23         2,030           23           25           26
    Illinois                             66           --           112           --           --           --
    Pennsylvania                         21           --            21           --           --           --
                                    -------      -------      --------      -------      -------      -------
     Total net premiums earned      $41,613      $11,728      $132,347      $11,728      $17,541      $57,716
                                    =======      =======      ========      =======      =======      =======

(1) Actual results reflect USAuto's insurance operations since the date of acquisition (April 30, 2004).

(2) Pro forma results give effect to the USAuto acquisition as if it had been consummated on July 1, 2003.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                          SUPPLEMENTAL DATA (CONTINUED)
                                   (UNAUDITED)


GAAP COMBINED RATIOS (INSURANCE COMPANIES)

                                                         Actual                        Pro forma(2)
                                       ----------------------------------------  -----------------------
                                                                                 Three Months
                                       Three Months Ended        Year Ended         Ended     Year Ended
                                            June 30,               June 30,        June 30,     June 30,
                                       -------------------    -----------------  ------------ ----------
                                        2005      2004(1)     2005      2004(1)     2004         2004
                                        ----      -------     ----      -------     ----         ----
Loss and loss adjustment expense        68.8%      61.1%      66.1%      61.1%      54.4%        63.4%
Expense(3)                              22.0%      13.7%      17.7%      13.7%      14.0%        15.8%
                                        ----       ----       ----       ----       ----         ----
                                        90.8%      74.8%      83.8%      74.8%      68.4%        79.2%
                                        ====       ====       ====       ====       ====         ====


                                                    Three Months Ended              Year Ended
POLICIES IN FORCE                                        June 30,                     June 30,
                                                   ----------------------      ----------------------
                                                   Actual       Pro forma       Actual      Pro forma
                                                    2005          2004           2005          2004
                                                  --------      ---------      --------     ---------
Insurance company subsidiaries:
   Policies in force - beginning of period          91,590        68,294         69,061        59,186
   Net increase during period                        8,552           767         31,081         9,875
                                                  --------       -------       --------       -------
   Policies in force - end of period               100,142        69,061        100,142        69,061
                                                  --------       -------       --------       -------

MGA subsidiaries:
   Policies in force - beginning of period          30,773        24,775         22,324        27,828
   Acquired                                          6,473            --          6,473            --
   Net decrease during period                      (17,966)       (2,451)        (9,517)       (5,504)
                                                  --------       -------       --------       -------
   Policies in force - end of period                19,280        22,324         19,280        22,324
                                                  --------       -------       --------       -------

     Total policies in force - end of period       119,422        91,385        119,422        91,385
                                                  ========       =======       ========       =======

------------------

(1) Actual results reflect USAuto's insurance operations since the date of acquisition (April 30, 2004).

(2) Pro forma results give effect to the USAuto acquisition as if it had been consummated on July 1, 2003.

(3) Insurance operating expenses are reduced by fee income from insureds and ceding commissions received from reinsurer as compensation for the costs incurred on servicing the business on their behalf.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                          SUPPLEMENTAL DATA (CONTINUED)
                                   (UNAUDITED)



NUMBER OF RETAIL LOCATIONS
                                                 Three Months Ended              Year Ended
                                                       June 30,                   June 30,
                                               -------------------------   ------------------------
                                               Actual       Pro forma(1)   Actual      Pro forma(1)
                                                2005           2004         2005          2004
                                               ------       ------------   ------      ------------
Retail locations - beginning of period           225           125           138           108
  Opened                                          85            13           157            30
  Acquired                                        --            --            15            --
  Closed                                          (1)           --            (1)           --
                                                ----           ---          ----           ---
Retail locations - end of period                 309           138           309           138
                                                ====           ===          ====           ===


RETAIL LOCATIONS BY STATE                                   Increase in Locations
                               As of June 30,                 Year Ended June 30,
                     ------------------------------------    ---------------------
                     Actual       Actual     Pro forma(1)    Actual   Pro forma(1)
                      2005         2004         2003          2005       2004
                     ------       ------     ------------    ------   ------------
Alabama                25           21           19            4           2
Florida                24           --           --           24          --
Georgia                63           55           52            8           3
Illinois               12           --           --           12          --
Indiana                22            4           --           18           4
Ohio                   30           25           12            5          13
Mississippi             9            6            6            3          --
Missouri               18           11            5            7           6
Pennsylvania           14           --           --           14          --
Tennessee              20           16           14            4           2
Texas                  72           --           --           72          --
                      ---          ---          ---          ---         ---
   Total              309          138          108          171          30
                      ===          ===          ===          ===         ===

----------------------

(1) Pro forma results give effect to the USAuto acquisition as if it had been consummated on July 1, 2003.